UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 31, 2022

KAISER ALUMINUM CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-09447	94-3030279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1550 West McEwen Drive, Suite 500 Franklin, Tennessee		37067
(Address of Principal Executive Offices)		(Zip Code)

(629) 252-7040

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KALU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2022, Emily Liggett notified the board of directors (the “Board”) of Kaiser Aluminum Corporation (the “Company”) of her decision to resign as a director of the Company, with her resignation to be effective as of June 2, 2022 (the “Effective Date”).  Ms. Liggett’s decision to resign was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Board has determined to reduce the size of the Board from 12 to 11 directors as of the Effective Date.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 2, 2022, the Company held its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”). Below are the matters that were voted upon at the 2022 Annual Meeting and the final voting results as reported by our inspector of elections.

(1)Election of Directors - The stockholders elected four Class I directors, each for a term expiring at the Company's 2025 Annual Meeting of Stockholders. Each received the affirmative vote of a majority of the votes cast at the 2022 Annual Meeting. The voting results were as follows:

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Keith A. Harvey	14,627,658	189,461	361,330
Alfred E. Osborne, Jr.	13,815,547	1,001,572	361,330
Teresa M. Sebastian	14,593,656	223,463	361,330
Donald J. Stebbins	14,633,220	183,899	361,330

The other directors with terms continuing after the 2022 Annual Meeting of Stockholders are Michael C. Arnold, David A. Foster, Leo W. Gerard, Jack A. Hockema, Lauralee E. Martin, Brett Wilcox and Kevin W. Williams.

(2)Advisory Vote on Executive Compensation - The stockholders approved, on an advisory, non-binding basis, the compensation of the Company's named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
14,211,569	601,346	4,206	361,330

The number of shares voting “for” constituted 95.9% of the total number of shares represented and entitled to vote at the meeting and actually voted on the proposal.

(3)Ratification of the Selection of Independent Registered Public Accounting Firm - The stockholders ratified the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for 2022. The voting results were as follows:

For	Against	Abstain
13,858,374	1,317,897	2,181

The number of shares voting “for” constituted 91.3% of the total number of shares represented and entitled to vote at the meeting and actually voted on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)

By:	/s/ Cherrie I. Tsai
Cherrie I. Tsai
Vice President, Deputy General Counsel and Corporate Secretary

Date: June 3, 2022